Exhibit 99.1

OMNIBUS AMENDMENT

(SANTANDER DRIVE AUTO RECEIVABLES TRUST 2024-2)

This OMNIBUS AMENDMENT, dated as of March 27, 2025 (this “Omnibus Amendment”), is by and between Santander Drive Auto Receivables Trust 2024-2, as issuer (the “Issuer”), Santander Drive Auto Receivables LLC (the “Seller” or the “Depositor”), Santander Consumer USA Inc. (“Santander Consumer” and, in its capacity as servicer, the “Servicer”), Wilmington Trust, National Association, solely as indenture trustee and not in its individual capacity (the “Indenture Trustee”), Citicorp Trust Delaware, National Association, as the Delaware trustee (in such capacity the “Delaware Trustee”), and Citibank, N.A., as the owner trustee (in such capacity the “Owner Trustee”), and is the:

(i) First Amendment to the Sale and Servicing Agreement, dated as of April 24, 2024 (the “Original Closing Date”), between the Issuer, the Seller, the Servicer and the Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement”);

(ii) First Supplement to the Indenture, dated as of the Original Closing Date, between the Issuer and the Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”); and

(iii) First Amendment to the Amended and Restated Trust Agreement, dated as of the Original Closing Date, between the Depositor, the Delaware Trustee and the Owner Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”).

The agreements listed in preceding clauses (i) and (ii), either before or after giving effect to this Omnibus Amendment, as the context requires, are referred to herein collectively as the “New York Amendment Documents”. The Trust Agreement listed in preceding clause (iii), either before or after giving effect to this Omnibus Amendment, as the context requires, is referred to herein as the “Trust Agreement”, and together with the New York Amendment Documents, the “Amendment Documents”.

RECITALS

WHEREAS, the Seller and the Servicer desire to amend the Sale and Servicing Agreement as set forth herein;

WHEREAS, the Issuer and the Indenture Trustee desire to supplement the Indenture as set forth herein;

WHEREAS, the Depositor, the Delaware Trustee and the Owner Trustee desire to amend the Trust Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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SECTION 1. Definitions. Capitalized terms used in this Omnibus Amendment and not otherwise defined herein shall have the meanings assigned thereto in Appendix A to the Sale and Servicing Agreement, as amended hereby.

SECTION 2. Amendments to the Sale and Servicing Agreement. Effective as of the date hereof, the Seller and the Servicer hereby amend the Sale and Servicing Agreement as follows, and Santander Consumer hereby acknowledges and agrees to the Sale and Servicing Agreement for purposes of accepting the obligations of Santander Consumer set forth in the Sale and Servicing Agreement and the other Transaction Documents:

(a) The final sentence of Section 3.1(b) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “The Servicer” and replacing such phrase with the term “Santander Consumer” where such phrase appears.

(b) The third sentence of Section 3.2(a) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “it will either correct such action or promptly purchase such Receivable” and replacing such phrase with “the Servicer shall correct such action or Santander Consumer shall purchase such Receivable”.

(c) Section 3.6 of the Sale and Servicing Agreement is hereby amended and restated in full to read as follows:

Purchase of Receivables Upon Breach. Upon discovery by any party hereto of a breach of any of the covenants set forth in Section 3.2, 3.3, 3.4 or 3.5 with respect to any Receivable which materially and adversely affects the interests of the Issuer or the Noteholders in any Receivable, the party discovering or receiving written notice of such breach shall give prompt written notice thereof to the other parties hereto; provided, (i) that the delivery of a Servicer’s Certificate which identifies that Receivables are being or have been repurchased shall be deemed to constitute prompt notice by Santander Consumer, the Servicer and the Issuer of such breach and (ii) Santander Consumer, the Servicer or the Indenture Trustee shall be deemed to have knowledge of such breach only if a Responsible Officer thereof has actual knowledge thereof, including without limitation upon receipt of written notice; provided, further, that the failure to give such notice shall not affect any obligation of Santander Consumer under this Section 3.6. If the breach materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, or if Santander Consumer is required to purchase a Receivable pursuant to Section 3.2, then (a) the Servicer shall correct or cure such breach, if applicable, or (b) Santander Consumer shall purchase, or cause to be purchased, such Receivable from the Issuer, in either case on or before the Business Day before the Payment Date following the end of the Collection Period which includes the 60th day (or, if Santander Consumer elects, an earlier date) after the date Santander Consumer became aware or was notified of such breach. Any such breach or failure will be deemed not to have a material and adverse effect if such breach or failure has not affected the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by, or at the direction of, Santander Consumer shall be at a price equal to the related Repurchase Price. In consideration for such

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purchase, Santander Consumer shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time, on such date of purchase (or, if Santander Consumer elects, an earlier date). Upon payment of such Repurchase Price, the Indenture Trustee, on behalf of the Noteholders, and the Issuer shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by Santander Consumer to evidence such release, transfer or assignment or more effectively vest in Santander Consumer or its designee all of the Issuer’s and Indenture Trustee’s rights in any Receivable and related Transferred Assets purchased pursuant to this Section 3.6. It is understood and agreed that the obligation of Santander Consumer to purchase, or cause to be purchased, any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee.

(d) The third sentence of Section 3.11 of the Sale and Servicing Agreement is hereby amended and restated in full to read as follows:

The Servicer shall pay the fee of the Administrator pursuant to the Administration Agreement. Santander Consumer shall pay (i) fees, expenses, indemnities and disbursements of (x) the Indenture Trustee to the extent required under Section 6.7 of the Indenture and (y) the Owner Trustee and the Delaware Trustee to the extent required under Sections 8.1 and 8.2 of the Trust Agreement and (ii) organizational expenses of the Issuer.

(e) The heading, first paragraph and clause (a) of Section 6.2 of the Sale and Servicing Agreement are hereby amended and restated in full to read as follows:

Indemnities of Servicer and Santander Consumer. The Servicer, Santander Consumer and the Issuer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer, Santander Consumer and the Issuer, respectively, under this Agreement, and hereby agree to the following:

(a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Delaware Trustee, the Owner Trustee, the Indenture Trustee (including when performing its duties as Relevant Trustee), the Seller and Santander Consumer from and against any and all costs, expenses (including reasonable attorneys’ fees and expenses and court costs and any losses incurred in connection with a successful defense, in whole or part, of any claim that the Indenture Trustee or the Owner Trustee breached its standard of care and legal fees and expenses incurred in actions against the indemnifying party), losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any sub-contractor hired by the Servicer of a Financed Vehicle.

(f) Section 6.2(b) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “the Servicer” and replacing such phrase with the term “Santander Consumer” in all places where such phrase appears.

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(g) Section 6.2(c) of the Sale and Servicing Agreement are hereby amended and restated in full to read as follows:

The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee (including when performing its duties as Relevant Trustee), the Seller and Santander Consumer from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Transaction Document to which it is a party, or by reason of its failure to perform its obligations or of reckless disregard of its obligations and duties under this Agreement or any other Transaction Document to which it is a party; provided, however, that neither the Servicer nor Santander Consumer shall be required to indemnify for any costs, expenses, losses, claims, damages or liabilities arising from the Servicer’s breach of any covenant for which the purchase of the affected Receivables is specified as the sole remedy pursuant to Section 3.6.

(h) Section 6.2(d) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “the Servicer” and replacing such phrase with the term “Santander Consumer”.

(i) The second sentence of Section 6.2(e) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “the Issuer or the Servicer” and replacing such phrase with “the Issuer, the Servicer or Santander Consumer”.

(j) The defined term “Repurchase Price” in Appendix A to the Sale and Servicing Agreement is hereby amended by deleting the phrase “or the Servicer, as applicable” where such phrase appears.

(k) The defined term “Repurchased Receivable” in Appendix A to the Sale and Servicing Agreement is hereby amended deleting the phrase “the Servicer” and replacing such phrase with the term “Santander Consumer” where such phrase appears

SECTION 3. Supplements to the Indenture. Effective as of the date hereof, the Issuer and the Indenture Trustee hereby amend and supplement the Indenture as follows:

(a) Section 6.7 of the Indenture is hereby amended by deleting the phrases “The Servicer” and “the Servicer” and replacing such phrases with the term “Santander Consumer” in all places where either such phrase appears.

SECTION 4. Amendments to the Trust Agreement. Effective as of the date hereof, the Depositor, the Delaware Trustee and the Owner Trustee hereby amend the Trust Agreement as follows:

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(a) Section 2.7(a), Section 8.1 and Section 8.2 of the Trust Agreement are hereby amended by deleting the phrases “The Servicer” and “the Servicer” and replacing such phrases with the term “Santander Consumer” in all places where either such phrase appears.

SECTION 5. Miscellaneous.

(a) Full Force and Effect. Each of the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as amended hereby, remains in full force and effect. Any reference to the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable, from and after the date hereof shall be deemed to refer to the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable, as amended hereby, unless otherwise expressly stated.

(b) Counterparts and Electronic Signature. This Omnibus Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of: (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Omnibus Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Notwithstanding the foregoing, with respect to any notice provided for in this Omnibus Amendment or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

(c) Governing Law (New York Amendment Documents). SOLELY WITH RESPECT TO THE NEW YORK AMENDMENT DOCUMENTS, THIS OMNIBUS AMENDMENT AND ALL DISPUTES, CLAIMS, CONTROVERSIES, DISAGREEMENTS, ACTIONS AND PROCEEDINGS ARISING OUT OF RELATING TO THIS OMNIBUS AMENDMENT, INCLUDING THE SCOPE OR VALIDITY OF THIS PROVISION, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ITS STATUTE OF LIMITATIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY LAWS OR RULES OR PROVISIONS, INCLUDING ANY BORROWING STATUTE, THAT WOULD RESULT IN THE APPLICATION OF THE LAWS, RULES OR PROVISIONS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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(d) Governing Law (Trust Agreement). SOLELY WITH RESPECT TO THE TRUST AGREEMENT, THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(e) Direction to Owner Trustee. The Depositor and the Administrator hereby direct the Owner Trustee to execute and deliver this Omnibus Amendment on behalf of the Issuer. The Depositor and the Administrator hereby certify they have the power and authority under the Trust Agreement to direct the Owner Trustee with respect to the foregoing actions and that the above referenced actions are duly authorized pursuant to and in accordance with the Trust Agreement. In addition, the Depositor and the Administrator confirm that all action taken by the Owner Trustee in connection with this Omnibus Amendment is covered by the fee and indemnification provisions set forth in the Trust Agreement and that the Owner Trustee shall be fully indemnified by the undersigned in connection with action taken pursuant to this Omnibus Amendment.

(f) Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties that (a) this Omnibus Amendment is executed and delivered by Citibank, N.A., not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, covenants undertakings and agreements by Citibank, N.A. but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Citibank, N.A. has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or any other Person in this Omnibus Amendment and (e) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Omnibus Amendment or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer.

[Signatures follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANTANDER DRIVE AUTO RECEIVABLES LLC, as Depositor and as Seller

By:	/s/ Collin Devlin
Name:	Collin Devlin
Title:	Vice President

SANTANDER CONSUMER USA INC., in its individual capacity, as Administrator and as Servicer

By:	/s/ Craig Shmoldas
Name:	Craig Shmoldas
Title:	Vice President

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SANTANDER DRIVE AUTO RECEIVABLES TRUST 2024-2

By:	Citibank, N.A.,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Louis Piscitelli
Name:	Louis Piscitelli
Title:	Senior Trust Officer

CITIBANK, N.A.,
as Owner Trustee

By:	/s/ Louis Piscitelli
Name: Louis Piscitelli
Title: Senior Trust Officer

CITICORP TRUST DELAWARE, NATIONAL ASSOCIATION, as Delaware Trustee

By:	/s/ Dale Murphy
Name:	Dale Murphy
Title:	Trust Officer

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WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as the Indenture Trustee

By:	/s/ Matthew Jorjorian
Name:	Matthew Jorjorian
Title:	Vice President

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